ING SVUL-CV

A SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
INSURANCE POLICY
issued by
SECURITY LIFE OF DENVER INSURANCE COMPANY
and its
SECURITY LIFE SEPARATE ACCOUNT L1

Supplement Dated December 3, 2009

This supplement updates and amends certain information contained in your prospectus dated May 1, 2009, as supplemented. Please read it carefully and keep it with your prospectus for future reference.
__________________________________________________________________________

The "Telephone Privileges" section beginning on page 75 of the prospectus is hereby deleted in its entirety and replaced with the following:

Telephone Privileges

Telephone privileges may be provided to you and your agent/registered representative and his/her assistant. You may request such privileges for yourself and you may authorize us to grant such privileges to your agent/registered representative and his/her assistant by making the appropriate election(s) on your application or by contacting our Customer Service Center.

Telephone privileges allow you or your agent/registered representative and his/her assistant to call our Customer Service Center to:

  Make transfers;
  Change premium allocations;
  Change your dollar cost averaging and automatic rebalancing programs; and
  Request a loan.

Our Customer Service Center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

  Requiring some form of personal identification;
  Providing written confirmation of any transactions; and
  Tape recording telephone calls.

By accepting telephone privileges, you authorize us to record your telephone calls with us. If we reasonably believe telephone instructions to be genuine, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue this privilege at any time. See Limits on Frequent or Disruptive Transfers, page 54.

You may revoke these privileges at any time by writing to our Customer Service Center.

Telephone and facsimile privileges may not always be available. Telephone or fax systems, whether yours, your service provider’s or your agent/registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request in writing.

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